T. Rowe Price Floating Rate Fund

Supplement to Summary Prospectus dated October 1, 2012

The portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2013, Paul M. Massaro will become the fund’s sole portfolio manager and sole chairman of the fund’s Investment Advisory Committee.

The date of this supplement is November 15, 2012.

F194-041-S 11/15/12